UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 24, 2006


                              GAMCO INVESTORS, INC.
             (Exact name of registrant as specified in its charter)

          New York                        1-14761                 13-4007862
      (State or other            (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)

     One Corporate Center, Rye, NY                                  10580
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (914) 921-3700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On April 24, 2006, Michael R. Anastasio, Vice President and Chief Financial Officer of GAMCO Investors, Inc. (the "Company"), informed the Company that he would be resigning from his position with the Company effective after the filing of the Company's Form 10-Q for the first quarter but no later than May 31, 2006. On April 28, 2006, the Company announced that John C. Ferrara, a director of the Company since December 1999, would be appointed interim Chief Financial Officer effective with Mr. Anastasio's departure. On April 28, 2006, the Company issued a press release announcing, among other things, the Company's appointment of Mr. Ferrara as interim Chief Financial Officer. A copy of the press release is attached hereto as
     Exhibit 99.1 and is hereby incorporated by reference.


     Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Company's Press Release, dated April 28, 2006.

                                  Exhibit Index
                                  -------------


Exhibit No.                Description
-----------                -----------
99.1                       Company's Press Release, dated April 28, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GAMCO Investors, Inc.

                                       By:          /s/ Douglas R. Jamieson
                                           -------------------------------------
                                                      Douglas R. Jamieson
                                           President and Chief Operating Officer


Date:  April 28, 2006
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